Exhibit 99.1

Vignette Reports Fiscal Year and Fourth Quarter 2008 Financial Results

AUSTIN, Texas--(BUSINESS WIRE)--February 3, 2009--Vignette Corporation (NASDAQ: VIGN) today announced total revenue for fiscal year 2008 was $169.5 million, a decrease of 11.6% from the prior year. GAAP net loss for the year was $6.3 million, with EPS of $(0.27), versus a profit of $24.8 million, with EPS of $0.89, in the prior year. GAAP net loss for the year included $3.7 million in restructuring charges incurred during the year. Non-GAAP income for the year was $7.0 million, a decrease of 73.8% from fiscal 2007. Non-GAAP diluted EPS for the year was $0.29 versus $0.96 last year. The 2007 results benefited from a $7.4 million deferred tax credit adjustment to the income tax provision. For the full year, Vignette generated $8 million of cash flow from operations.

Vignette’s total revenue for the fourth quarter 2008 was $37.2 million, a decrease of 29.4% from the fourth quarter of 2007. GAAP net loss for the quarter was $0.2 million, versus a profit of $13.0 million in the same period last year. GAAP net loss for the quarter included $1.3 million in restructuring charges incurred during the quarter. EPS for the quarter was $(0.01) versus $0.49 last year. Vignette's non-GAAP net income for the fourth quarter 2008 was $2.2 million, a decrease of 70.0% from the fourth quarter of 2007. Non-GAAP diluted EPS for the quarter was $0.09 versus $0.28 last year. The fourth quarter 2007 results benefited from a $7.4 million deferred tax credit adjustment to the income tax provision. Vignette used $1.1 million of cash in its operating activities during the quarter.

Non-GAAP results exclude amortization of acquired technology, stock option expense, business restructuring charges (benefits) acquisition-related charges, stock option expense, amortization expense for certain intangible assets, restructuring charges (benefits) and other one-time charges and gains.

“Despite a challenging economic environment in 2008, Vignette delivered operating profit and positive cash flow for the full year,” said Mike Aviles, president and CEO of Vignette. “In 2009, Vignette is looking to build on its position as the leading independent provider of content management solutions. We are committed to keeping our balance sheet strong while we continue to enhance our product portfolio to position the company for the long-term.”

New Business

Vignette recognized orders from new and existing customers during the quarter, including AECOM, Cohn & Wolfe, Deloitte Touche Tohmatsu Services, FOX News Network, Monsanto, Pillar Administration, Promutual, Synovus Financial Group, United Technologies, the University of Texas Southwestern Medical Center at Dallas, the U.S. Army Family and MWR Command and Ontario’s Workplace Safety and Insurance Board.

Products and Innovation

Product releases in 2008 balanced innovations for on-demand, social media and web experience optimization with the launch of new features to enhance the customer experience. In all, nine new products and 10 product upgrades were released in the key areas of Web content management, social media and Web experience optimization. Vignette also moved to accommodate the evolving and more dynamic Web experience needs of its customers with the launch of Vignette Video Services and Vignette Media.

2008 product releases included:

  Vignette Content Management 7.6, which provides customer-centric upgrades and a reduction in the complexities surrounding administration and deployment.
  Vignette Community Services, which helps organizations connect with and engage key audiences by offering content ratings, reviews, commenting and tagging capabilities.
  Vignette Community Applications, which enables organizations to add features like blogs, wikis, forums and social microsites to any Web property.
  Vignette Recommendations, which delivers a better online experience by providing content recommendations, product recommendations and social search functionality.

Company and Customer Recognition

Vignette, its products and its customers won recognition in 2008 for outstanding achievement indicative of industry leadership. These awards included:

  Vignette Recommendations earned the title of Best New Web 2.0 Technology from Incisive Media at Incisive’s inaugural Web 2.0 Innovation Awards presentation in June. The awards honor products and services that deliver more engaging and personal online experiences.
  KMWorld honored Vignette for the fifth consecutive year by naming Vignette Business Integration Studio as one of its trend-setting products of 2008.
  eContent named Vignette to its fifth annual eContent 100, a list of companies that matter most in the digital content industry.

Vignette’s customers also received special recognitions in 2008. These awards included:

  The U.S. Department of Labor made the Government Computer News’ top-10 list of leading government agency information technologies in 2008. The department’s site, Govbenefits.gov, provides access to benefits for more than 1,000 federal- and state-administered programs.

  National Instruments and QAD Inc. both earned awards from the Web Marketing Association. The WebAwards judge entries based on seven categories: design, copywriting, innovation, content, interactivity, navigation and use of technology.
  Nucleus Research, a global IT research firm, honored NASA with the 2008 Technology ROI Award for the space agency's implementation of Vignette Portal. The agency relies on Vignette Portal to consolidate existing systems, reduce costs and deliver a consistent image to site visitors, resulting in a 2253 percent ROI for NASA over three years.
  The Interactive Media Council, a nonprofit organization dedicated to furthering Internet standards, awarded The University of Utah with an Interactive Media Award for Outstanding Achievement. The awards evaluate Web sites based on design, content, feature functionality, usability and standards compliance.
  The Nielsen Norman Group recently announced its list of the 2009 best intranets. Two of the top-10 companies use Vignette technology. The intranet sites were ranked based on design and usability.
  InformationWeek named 24 Vignette customers to the top-100 companies listed on its prestigious InformationWeek 500 for 2008. The list ranks the most innovative users of business technology.

Conference Call Details

Prepared remarks for the conference call will be posted to the investor relations section of the Vignette Web site simultaneous to the press release after the market closes on Tuesday, February 3. During the call, the prepared remarks will be read live followed by a question and answer session. In future calls, the prepared remarks will not be read live. The call will be primarily Q&A.

Vignette will host a conference call and live Webcast regarding its fiscal year and fourth quarter 2008 financial results on Tuesday, February 3, at 5:00 p.m. EDT. To access the Webcast, visit the investor relations section of Vignette's Web site. If you are not able to access the live Webcast, dial-in information is as follows:

Dial-in number: 888-201-0273

International Dial-in: +1-706-634-9519

Call title: Vignette Financial Results

The Webcast and conference call will be archived and available for replay from February 3, 2009 at 6:00 p.m. EDT to March 3, 2009 at 11:59 p.m. EDT. The replay information is as follows:

Toll-free number: 800-642-1687

International number: 706-645-9291

Access code: 81175151

About Vignette

Vignette provides software and services that deliver the Web's most dynamic user experiences. The Vignette Web Experience brings rich media and engaging content to life for the world's greatest brands. Vignette is headquartered in Austin, Texas with operations worldwide. Visit www.vignette.com.

Forward-Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements including statements regarding the company’s expectations, beliefs, hopes, intentions or strategies regarding the future. Forward-looking statements include statements regarding Vignette’s products, future sales, market growth and competition. All forward-looking statements included in this press release are based upon information available to the company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to, future losses, limited operating history, fluctuation of quarterly revenues and operating results, acquisition integration, competition, dependence on a small number of large orders, lengthy sales cycle and product implementation, market awareness of our product, rapid changes in technology and new products, and other factors and risks discussed in the company’s reports filed from time to time with the Securities and Exchange Commission. In addition, unfavorable changes in economic conditions may affect the Company's current expectations.

Vignette and the V Logo are trademarks or registered trademarks of Vignette Corp. in the United States and other countries. All other names are the trademarks or registered trademarks of their respective companies.

VIGNETTE CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) in thousands, except share and per share data
	December 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$120,348	$94,201
Short-term investments	18,572	53,976
Accounts receivable, net of allowance of $676 and $2,133, respectively	24,564	37,229
Prepaid expenses and other current assets	6,148	5,336
Total current assets	169,632	190,742
Property and equipment, net	5,981	6,673
Long-term investments	4,945	33,521
Goodwill	121,090	115,808
Other intangible assets, net	10,639	17,500
Other assets	12,156	13,889
Total assets	$324,443	$378,133

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$19,876	$38,155
Deferred revenue	32,605	36,047
Other current liabilities	5,534	4,398
Total current liabilities	58,015	78,600
Long-term liabilities, less current portion	2,076	2,701
Total liabilities	60,091	81,301
Shareholders’ equity:
Common stock, $0.01 par value; 500,000,000 shares authorized; 23,698,945 and 25,797,102 shares issued and outstanding at December 31, 2008 and December 31, 2007, respectively (net of treasury shares of 7,579,366 and 5,015,639 as of December 31, 2008 and December 31, 2007, respectively)	237	258
Additional paid-in capital	2,656,743	2,681,677
Accumulated other comprehensive income	1,452	2,701
Retained earnings	(2,394,080)	(2,387,804)
Total shareholders’ equity	264,352	296,832

Total liabilities and shareholders’ equity	$324,443	$378,133

VIGNETTE CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) in thousands, except per share data
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Revenue:
Product license	$7,250	$18,045	$34,564	$56,059
Services	29,906	34,615	134,982	135,755
Total revenue	37,156	52,660	169,546	191,814
Cost of revenue:
Product license	574	618	1,914	1,731
Amortization of acquired technology	1,310	1,254	5,166	5,016
Services	12,724	15,554	58,960	61,879
Total cost of revenue	14,608	17,426	66,040	68,626
Gross profit	22,548	35,234	103,506	123,188
Operating expenses:
Research and development	7,103	8,045	32,834	30,990
Sales and marketing	12,028	18,550	57,202	62,041
General and administrative	4,139	4,753	18,394	19,564
Business restructuring (benefit) charges	1,334	37	3,720	(80)
Amortization of intangible assets	869	846	3,387	3,384
Total operating expenses	25,473	32,231	115,537	115,899
Income (loss) from operations	(2,925)	3,003	(12,031)	7,289
Other income, net	2,993	3,434	7,188	11,845
Income (loss) before provision for income taxes	68	6,437	(4,843)	19,134
Provision for (benefit from) income taxes	297	(6,521)	1,433	(5,691)
Net income (loss)	$(229)	$12,958	$(6,276)	$24,825
Basic net income (loss) per share	$(0.01)	$0.50	$(0.27)	$0.90
Diluted net income (loss) per share	$(0.01)	$0.49	$(0.27)	$0.89
Shares used in computing basic net income (loss) per common share	23,044	26,053	23,587	27,501
Shares used in computing diluted net income (loss) per common share	23,044	26,260	23,587	27,783

About Non-GAAP Financial Measures

The Company provides non-GAAP measures for net income, operating income and net income per share data as supplemental information regarding the Company’s core business operational performance. The Company believes that these non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities. Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options, business restructuring charges (benefits), amortization expense for certain acquired intangible assets and one-time charges and gains.

The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons. First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods. Second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, US GAAP and therefore the Company’s definition or interpretation may be different from similar non-GAAP measures used by other companies and independent financial analysts. However, the Company’s management compensates for these limitations by providing the relevant and detailed disclosure of the items excluded in the calculation of non-GAAP net income and net income per share, which should be supplementaly considered when evaluating the Company’s results. In addition, items such as amortization expense for certain intangible assets, stock compensation charges, business restructuring charges (benefits) and one-time charges and gains that are excluded from non-GAAP net income and earnings per share can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. The Company has historically provided non-GAAP measures to investors to supplement its GAAP results in order to help investors evaluate the company's core operating performance the way management does.

VIGNETTE CORPORATION

RECONCILIATION OF UNAUDITED GAAP OPERATING INCOME (LOSS), NET INCOME (LOSS) AND NET INCOME (LOSS) PER SHARE TO NON-GAAP OPERATING INCOME, NET INCOME AND NET INCOME PER SHARE

(Unaudited)

in thousands, except per share data

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
GAAP Operating Income (Loss)	$(2,925)	$3,003	$(12,031)	$7,289
Amortization of acquired technology	1,310	1,254	5,166	5,016
Stock option expense (a)	753	717	2,922	2,427
Business restructuring charges (benefits)	1,334	37	3,720	(80)
Amortization of intangible assets	869	846	3,387	3,384
Adjusted Operating Income	$1,341	$5,857	$3,164	$$18,036
GAAP Net Income (Loss)	$(229)	$12,958	$(6,276)	$24,825
Amortization of acquired technology	1,310	1,254	5,166	5,016
Stock option expense (a)	753	717	2,922	2,427
Business restructuring charges (benefits)	1,334	37	3,720	(80)
Amortization of intangible assets	869	846	3,387	3,384
Gain on sale of patent	(50)	-	(150)	(263)
Purchase accounting credit	-	(544)	-	(694)
One-time accrual adjustment	(1,789)	(582)	(1,789)	(582)
Deferred tax valuation allowance adjustment	-	(7,354)	-	(7,354)
Adjusted Net Income	$2,198	$7,332	$6,980	$26,679

GAAP Net Income (Loss) Per Share (diluted)	$(0.01)	$0.49	$(0.26)	$0.89
Adjusted Net Income Per Share (diluted)	$0.09	$0.28	$0.29	$0.96

Shares used in computing net income (loss) per share:
Diluted	23,198	26,260	23,780	27,783

Supplemental Disclosure

(a) For the three months ended December 31, 2008 and December 31, 2007 the company excluded stock option expense of $753 thousand and $717 thousand, respectively, in its non-GAAP results which was attributable to the following cost categories: Cost of revenue services $50 thousand and $62 thousand, respectively; Research and development $147 thousand and $85 thousand, respectively; Sales and marketing $84 thousand and $221 thousand, respectively; and General and administrative $472 thousand and $349 thousand, respectively.

For the twelve months ended December 31, 2008 and December 31, 2007 the company excluded stock option expense of $2,922 thousand and $2,427 thousand, respectively, in its non-GAAP results which was attributable to the following cost categories: Cost of revenue services $199 thousand and $213 thousand, respectively; Research and development $523 thousand and $308 thousand, respectively; Sales and marketing $443 thousand and $618 thousand, respectively; and General and administrative $1,757 thousand and $1,288 thousand, respectively.

The Company provides non-GAAP measures for net income, operating income and net income per share data as supplemental information regarding the Company’s core business operational performance. The Company believes that these non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities. Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options, business restructuring charges (benefits), amortization expense for certain acquired intangible assets, and one-time charges and gains.

The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons. First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods. And second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, US GAAP and therefore the Company’s definition or interpretation may be different from similar non-GAAP measures used by other companies and independent financial analysts. However, the Company’s management compensates for these limitations by providing the relevant and detailed disclosure of the items excluded in the calculation of non-GAAP net income and net income per share, which should be supplementaly considered when evaluating the Company’s results. In addition, items such as amortization expense for certain intangible assets, stock compensation charges, business restructuring charges (benefits) and one-time charges and gains that are excluded from non-GAAP net income and earnings per share can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. The Company has historically provided non-GAAP measures to investors to supplement its GAAP results in order to help investors evaluate the company's core operating performance the way management does.

CONTACT:
Vignette, Austin
Investor Contact:
Pat Kelly, 512-741-4541
investor_relations@vignette.com
or
Media Contact:
Melanie Brenneman, 512-741-4871
pr@vignette.com